Exhibit 10.5

Joinder Agreement

June 7, 2013

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

as Representatives of the

several Initial Purchasers listed

in Schedule 1 to the Purchase Agreement

c/o Wells Fargo Securities, LLC

550 South Tyron Street

Charlotte, NC 28202-4200

Ladies and Gentlemen:

Reference is made to the Purchase Agreement (the “Purchase Agreement”) dated March 22, 2013, initially among Hawk Acquisition Sub, Inc., a Pennsylvania corporation (“Merger Sub”), to be merged with and into H.J. Heinz Company, a Pennsylvania corporation (the “Company”), Hawk Acquisition Intermediate Corporation II, a Delaware corporation (“Holdings”) and the several parties named in Schedule 1 thereto (the “Initial Purchasers”), concerning the purchase of the Securities (as defined in the Purchase Agreement) from Merger Sub by the Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

The Company and each of the Guarantors listed on Schedule 2 to the Purchase Agreement and the signature pages hereto agree that this Joinder Agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and is being executed immediately upon the consummation of the Merger.

1. Joinder. Each of the parties hereto hereby agrees to be bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named, in the case of the Company, as “Merger Sub” and as the “Company,” and in the case of a Guarantor, as a “Guarantor,” therein and as if such party executed the Purchase Agreement on the date thereof.

2. Representations, Warranties and Agreements of each of the Company and the Guarantors. Each of the Company and the Guarantors represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof that:

(a) the Company or such Guarantor, as the case may be, has the corporate or other organizational power and authority to execute, deliver and perform this Joinder Agreement and to consummate the transactions contemplated hereby and this Joinder Agreement has been duly authorized, executed and delivered by the Company or such Guarantor, as the case may be.

(b) the representations, warranties and agreements of the Company, or of the Guarantors, as the case may be, set forth in the Purchase Agreement are true and correct on and as of the date hereof.

3. GOVERNING LAW. THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4. Counterparts. This Joinder Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. All headings of this Joinder Agreement are included for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

7. Survival. This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. The Company and the Guarantors party hereto acknowledge and agree that all of the provisions of the Purchase Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Blank]

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Purchase Agreement will become binding agreements among the Company and the Guarantors party hereto in accordance with their terms.

H. J. HEINZ COMPANY

By:	/s/ Paulo Basilio
Name: Paulo Basilio Title: Chief Financial Officer

HAWK ACQUISITION SUB, INC.

By:	/s/ Paulo Basilio
Name: Paulo Basilio Title: Vice President and Secretary

H. J. HEINZ COMPANY, L.P.

By:	Heinz GP LLC, its General Partner

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr. Title: Vice President and Treasurer

H. J. HEINZ FINANCE COMPANY

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr. Title: President

HAWK ACQUISITION INTERMEDIATE
CORPORATION II

By:	/s/ Paulo Basilio
Name: Paulo Basilio Title: Vice President, Chief Financial Officer and Secretary

HEINZ CREDIT LLC

By:	/s/ Robert Yoshida
Name: Robert Yoshida Title: President, Vice President, Secretary and Treasurer

[Signature Page to Joinder to Purchase Agreement]

HEINZ GP LLC

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ INVESTMENT COMPANY

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary, Treasurer and Assistant Treasurer

HEINZ MANAGEMENT L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ PURCHASING COMPANY

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ THAILAND LIMITED

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ TRANSATLANTIC HOLDING LLC

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

HJH ONE, L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

[Signature Page to Joinder to Purchase Agreement]

HJH OVERSEAS L.L.C.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President and Treasurer

LEA AND PERRINS, INC.

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

NANCY’S SPECIALTY FOODS

By:	/s/ Gilbert Schneider
Name: Gilbert Schneider
Title: President and Chierf Executive Officer

HEINZ FOREIGN INVESTMENT COMPANY

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Treasurer and Secretary

[Signature Page to Joinder to Purchase Agreement]